Exhibit 10.2
COMMERCIAL LEASE AMENDMENT
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED.
©Texas Association of REALTORS®, Inc. 2022

AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING
THE LEASED PREMISES AT 505 S Friendswood Dr 313, Friendswood, TX 77546

Effective on March 7, 2025 , Landlord and Tenant amend the above-referenced lease as follows.
☐    A.     Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:
☐     (1)    changed to_______________.
☐    (2)    contains approximately rentable square feet ("rsf").
☒    B.     Term:
☐     (1)    The length of the term stated in Paragraph 3A is changed to ______ months and _______ days.
☐     (2)    The Commencement Date stated in Paragraph 3A is changed to ________________________.
☒    (3)    The Expiration Date stated in Paragraph 3A is changed to ________ March 31, 2026__________.
☒     C.     Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

	$54,860.30	from	08/01/2025	to	03/31/2026	;
$		from		to		;
$		from		to		;
$		from		to		;
$		from		to		;
$		from		to		.
☐     D.     Security Deposit: The amount of the security deposit in Paragraph 5 is changed to
$ .
☐    E.     Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

Para. No.	Description	Responsible Party
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
☐    F.    Parking:
☐     (1)    Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Addendum for Parking (TXR-2107) is changed ______________    to vehicles.

(TXR-2114) 07-08-22     Initialed for Identification by Landlord: /s/ LT,___ , and Tenant: _____ , _____    Page 1 of 2
UTR Texas Realtors Commercial, 1700 El Camino Real # 107 Houston TX 77058        Phone: 713-922-7701    Fax: 281-282-0945    505 S Friendswood
Sharon P Rowsey        Produced with Lone Wolf Transactions (zipFrom Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201     www.lwolf.com

Commercial Lease Amendment concerning 505 S Friendswood/Castle Bioscience, Friendswood, TX 77546
☐     (2)    Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to ________________________      vehicles.
☐     (3)    Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to __________________________________
_______________________________________________________________________________
_______________________________________________________________________________
______________________________________________________________________________.
☐     (4)    Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Addendum for Parking (TXR-2107) is changed to $______________________________________________.
☐     G.    Counterparts: If this amendment is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.
☒     H.    Other: Paragraph(s) _________________ are changed to read (cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):
Extension to lease: A.) Landlord agrees that Tenant possesses 1 option to renew the lease for a period of 6 months at the same base monthly rent rate as set forth in Paragraph C. above (which is a 10% increase from the current base monthly rent rate), plus NNN, which option may only be exercised upon 90 days’ prior written notice to Landlord. B.) Tenants must provide 90 day written notice to landlords (s) prior to vacating, it is understood that the upcoming space(s) may be shown to potential tenants with tenants(s) escort. Leasing agent will give a 24-hour written notice before all showings, showings will commence during the 90 days prior to vacating. END.

Landlord:	Tannos Land Holding III LLC			Tenant:	Castle Biosciences, Inc.
By:				By:
	By (signature):	/s/ Louis Tannos			By (signature):	/s/ Derek Maetzold
	Printed Name:	Louis Tannos			Printed Name:
	Title:	Date:	04-14-25		Title:	Date:	March 7, 2025

By:				By:
	By (signature):				By (signature):
	Printed Name:				Printed Name:
	Title:	Date:			Title:	Date:

(TXR-2114) 07-08-22                                        Page 2 of 2
UTR Texas Realtors Commercial, 1700 El Camino Real # 107 Houston TX 77058        Phone: 713-922-7701    Fax: 281-282-0945    505 S Friendswood
Sharon P Rowsey        Produced with Lone Wolf Transactions (zipFrom Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201     www.lwolf.com